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                         LORD ABBETT RESEARCH FUND, INC.
                               LARGE-CAP CORE FUND


                      SUPPLEMENT DATED JULY 11, 2005 TO THE
                                   PROSPECTUS
                               DATED APRIL 1, 2005
                             (CLASS A, B, C, P, & Y)

With respect to the Fund referenced above, the section in the Prospectus entitled "Investment Managers - Large-Cap Core Fund" is amended to add the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

LARGE-CAP CORE FUND. Daneil H. Frascarelli heads the Large-Cap Core Fund team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr. Volovich, Director of Large-Cap Core Equity, joined Lord Abbett in 1997, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1995.